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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 5, 2022
_______________________________
Realogy Holdings Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
Realogy Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
175 Park Avenue
Madison, NJ 07940
(Address of principal executive offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Realogy Holdings Corp.	Common Stock, par value $0.01 per share	RLGY	New York Stock Exchange
Realogy Group LLC	None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
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Item 2.02.	Results of Operations and Financial Condition.
On January 5, 2022, Realogy Holdings Corp. (“Realogy” or the “Company”) issued certain preliminary (unaudited) financial information for the Company’s two-month period of October 1 – November 30, 2021 as set forth under the caption "Preliminary (Unaudited) Financial Information (for two-month period of October 1 - November 30, 2021)" in Item 7.01 of this Current Report on Form 8-K, which is incorporated by reference to this Item 2.02.

Item 7.01.	Regulation FD Disclosure.
The following information is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.
In connection with a proposed unsecured financing, the Company anticipates disclosing to prospective investors certain information that has not been previously publicly reported, excerpts of which are furnished below.
Preliminary (Unaudited) Financial Information (for two-month period of October 1 – November 30, 2021)
The preliminary (unaudited) financial estimates for the Company’s two-month period of October 1 – November 30, 2021 and actual (unaudited) financial results for the corresponding 2020 and 2019 periods included in this Form 8-K have been prepared by, and are the responsibility of, Company management. The preliminary (unaudited) financial estimates do not include December 1 – December 31, 2021, as such figures have not yet been prepared by Company management. The Company’s actual full 2021 fourth quarter financial results will vary from the data presented herein, as such results will include the full quarterly financial period.
For the two-month period of October 1 – November 30, 2021:
•Net Revenue is estimated to be $1,277 million.
•Net income attributable to Realogy and Realogy Group LLC is estimated to be $22 million.
•Operating EBITDA is estimated to be $97 million.
The following table sets forth certain preliminary financial results for the two-month period of October 1 – November 30, 2021, as well as the actual financial results for the corresponding periods of 2020 and 2019, including a reconciliation of estimated net income attributable to Realogy and Realogy Group LLC to Operating EBITDA for such 2021 period and actual net loss attributable to Realogy and Realogy Group LLC to Operating EBITDA for such 2020 and 2019 periods:

	October 1 – November 30, (unaudited)
(in Millions)	2021 (preliminary)	2020	2019
Net Revenue	$1,277	$1,212	$914

Net income (loss) attributable to Realogy and Realogy Group LLC	22	(7)	(2)
Income tax expense (benefit)	10	11	(3)
Income (loss) before income taxes	32	4	(5)
Depreciation and amortization	34	31	31
Interest expense, net	29	28	30
Restructuring costs, net	2	4	15
Impairments	—	59	4
Operating EBITDA (1)	$97	$126	$75
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(1) See "Non-GAAP Financial Measures" in this Current Report on Form 8-K for the definition of Operating EBITDA.

Homesale transaction volume for October and November 2021; Preliminary homesale transaction volume for December, fourth quarter and full year 2021
The information presented below for open and closed homesale transaction volume for October and November 2021 is final. The information presented for open and closed homesale transaction volume for December 2021 and closed homesale transaction volume for the fourth quarter of 2021 and full year 2021 is preliminary and is based on the Company’s estimates using currently available information. As a result, the December 2021, fourth quarter of 2021 and full year 2021 information is subject to adjustment and such changes may be material.
Closed transaction volume represents closed homesale sides (with each homesale transaction having a “buy” and “sell” side) times average homesale price. Open transaction volume represents new contracts to buy or sell a home times average sale price.
The closed homesale transaction volume data presented for October 2021, November 2021, December 2021, the fourth quarter of 2021 and full year 2021 is compared to the same period in the prior fiscal year. Year-over-year comparisons of monthly closed transaction volume often are affected by differences in the number of business days in a particular month. October 2021 had one fewer business day than October 2020, November 2021 had one more business day than November 2020, and December 2021 had one fewer business day than December 2020. We have not adjusted the closed homesale transaction volume data presented herein to reflect an equal number of business days.
The open homesale transaction volume data presented for October 2021, November 2021 and December 2021 is also compared to the same period in the prior fiscal year. In contrast to the closed homesale volume data, the open transaction volume data presented has been adjusted so that each month has the same number of business days as the comparable month in the prior fiscal year. For open transaction volume, we believe a same business day comparison is more representative as a forward-looking indicator.

	Closed Transaction Volume	Open Transaction Volume (1)
	(unaudited)
Realogy Franchise and Brokerage Group Combined
Full Year 2021 vs. Full Year 2020 (preliminary)	29%
Fourth Quarter 2021 vs. Fourth Quarter 2020 (preliminary)	3%
December 2021 vs. December 2020 (preliminary)	2%	3%
November 2021 vs. November 2020	9%	9%
October 2021 vs. October 2020	(3)%	4%

Realogy Franchise Group (2)
Full Year 2021 vs. Full Year 2020 (preliminary)	27%
Fourth Quarter 2021 vs. Fourth Quarter 2020 (preliminary)	2%
December 2021 vs. December 2020 (preliminary)	2%	2%
November 2021 vs. November 2020	7%	11%
October 2021 vs. October 2020	(4)%	4%

Realogy Brokerage Group
Full Year 2021 vs. Full Year 2020 (preliminary)	32%
Fourth Quarter 2021 vs. Fourth Quarter 2020 (preliminary)	5%
December 2021 vs. December 2020 (preliminary)	4%	5%
November 2021 vs. November 2020	12%	6%
October 2021 vs. October 2020	(1)%	5%
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(1)The time to close a homesale transaction can vary widely, from days to months, but under normal market conditions, the Company estimates based on its data that once a contract is signed (and becomes an open transaction), it takes an average of 48 to 52 days to close (and become a closed transaction), excluding contracts that terminate prior to closing.
(2)Includes all franchisees except for Realogy Brokerage Group.

Litigation update
As described more fully in Note 8. Commitments and Contingencies to the condensed consolidated financial statements of the Company's Quarterly Report on Form 10-Q filed for the quarter ended September 30, 2021 (“Note 8”), the Company disclosed a matter captioned Bauman, Bauman and Nosalek v. MLS Property Information Network, Inc., Realogy Holdings Corp., Homeservices of America, Inc., BHH Affiliates, LLC, HSF Affiliates, LLC, RE/MAX LLC, and Keller Williams Realty, Inc. On December 10, 2021, the Court denied the motion to dismiss for this matter, which was filed in March 2021 by the Company (together with the other defendants named in the complaint).
In addition, the defendants filed their oppositions to the motion for class certification on November 12, 2021 in the matter captioned Sitzer and Winger v. The National Association of Realtors, Realogy Holdings Corp., Homeservices of America, Inc., RE/MAX Holdings, Inc., and Keller Williams Realty, Inc. in Note 8.
The Company disputes the allegations in each of the matters described in Note 8 and will vigorously defend these actions.
Forward-Looking Statements
Forward-looking statements included in this Current Report on Form 8-K are based on various facts and derived utilizing numerous important assumptions and are subject to known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements include the information concerning the Company’s future financial performance, business strategy, projected plans and objectives, as well as projections of macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” "preliminary," and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts. The following includes some, but not all, of the risks and uncertainties that could affect the Company’s future results and cause actual results to differ materially from those expressed in the forward-looking statements: the residential real estate market is cyclical, and the Company is negatively impacted by adverse developments or the absence of sustained improvement in the U.S. residential real estate markets, either regionally or nationally, which could include, but are not limited to factors that impact homesale transaction volume, such as continued or accelerated declines in inventory or a decline in the number of home sales, increases in mortgage rates or inflation or tightened mortgage underwriting standards, changes in consumer preferences, including weakening in the consumer trends that have benefited the Company since the second half of 2020, reductions in housing affordability, as a result of inflation, increases in average homesale price or otherwise, and stagnant or declining home prices; the Company is negatively impacted by adverse developments or the absence of sustained improvement in macroeconomic conditions (such as business, economic or political conditions) on a global, domestic or local basis, which could include, but are not limited to contraction in the U.S. economy, including the impact of recessions, slow economic growth, or a deterioration in other economic factors (including potential consumer, business or governmental defaults or delinquencies due to the COVID-19 crisis or otherwise), and fiscal and monetary policies of the federal government and its agencies, particularly those that may result in unfavorable changes to the interest rate environment and tax reform; the impact of evolving competitive and consumer dynamics, which could include, but are not limited to continued erosion of the broker's share of the commission income generated by homesale transactions and the continued rise of the sales agent's share of such commissions, the Company’s ability to compete against non-traditional competitors, including but not limited to, iBuying and home swap business models and virtual brokerages, in particular those competitors with access to significant third-party capital that may prioritize market share over profitability, and meaningful decreases in the average broker commission rate; the Company’s business and financial results may be materially and adversely impacted if the Company is unable to execute its business strategy and achieve growth, including if the Company is not successful in its efforts to recruit and retain productive independent sales agents, attract and retain franchisees or renew existing franchise agreements without reducing contractual royalty rates or increasing the amount and prevalence of sales incentives, compete for real estate services business, including ancillary services such as title underwriting, title and settlement, mortgage origination, relocation and lead generation services, develop or procure products, services and technology that support the Company’s strategic initiatives, realize the expected benefits from the Company’s non-exclusive mortgage origination joint venture, the Company’s RealSure joint venture, the Company’s planned title underwriting joint venture, or from other existing or future strategic partnerships, achieve or maintain a beneficial cost structure or savings and other benefits from the Company’s cost-saving initiatives, generate a meaningful number of high-quality leads for independent sales agents and franchisees, and complete or integrate acquisitions and joint ventures into the Company’s existing operations, or to complete or effectively manage divestitures or other corporate transactions; the COVID-19 crisis has in the past, and may again (due to the impact of virus mutations or otherwise), amplify risks to the Company’s business, and worsening economic consequences of the crisis or the reinstatement of significant limitations on normal business operations could have a material adverse effect on the Company’s profitability, liquidity, financial condition and results of operations; the Company’s financial condition and/or results of operations may be adversely impacted by risks related to the Company’s business structure, including, but not limited to the Company’s geographic and high-end market concentration, the operating results of affiliated franchisees and their ability to pay franchise and related fees, continued consolidation among the Company’s top 250 franchisees, difficulties in the business or changes in the licensing strategy of, or complications in the Company’s relationships with, the owners of the two brands the Company do not own, the loss of the Company’s largest real estate benefit program client or multiple significant relocation clients, continued reductions in refinancing activity or in corporate relocations or relocation benefits, the failure of third-party vendors or partners to perform as expected or the Company’s failure to adequately monitor such third-parties, and the Company’s reliance on information technology to operate its business and maintain its competitiveness; listing aggregator concentration and market power creates, and is expected to continue to create, disruption in the residential real estate brokerage industry, including with respect to ancillary services, which may have a material adverse effect on the Company’s results of operations and financial condition; industry structure changes—as a result of new laws, regulations, consent decrees, administrative policies or guidance, litigation or other legal action (such as investigations and regulatory proceedings), the rules of multiple listing services or the National Association of Realtors or otherwise—that disrupt the functioning of the residential real estate market could materially adversely affect the Company’s operations and financial results; the Company is subject to numerous risks related to its substantial indebtedness that could adversely limit its operations and/or adversely impact its liquidity, including but not limited to the Company’s interest obligations and the negative covenant restrictions contained in its debt agreements and the Company’s ability to refinance or repay its indebtedness or incur additional indebtedness; the Company is subject to risks related to the issuance of the Exchangeable Senior Notes and exchangeable note hedge and warrant transactions, including the potential impact on the value of the Company’s common stock and counterparty risk with respect to the exchangeable note hedge transactions; the Company is subject to risks related to legal and regulatory matters, which may cause it to incur increased costs (including in connection with compliance efforts) and any of which could result in adverse financial, operational or reputational consequences to the Company, including but not limited to the Company’s failure or alleged failure to comply with laws, regulations and regulatory interpretations and any changes or stricter interpretations of any of the foregoing (whether through private litigation or governmental action), including but not limited to: (1) antitrust laws and regulations, (2) the Real Estate Settlement Procedures Act or other federal or state consumer protection or similar laws, and (3) state or federal employment laws or regulations that would require reclassification of independent contractor sales agents to employee status, and (4) privacy or data security laws and regulations; the Company faces reputational, business continuity and financial risks associated with cybersecurity incidents; the Company’s goodwill and other long-lived assets are subject to impairment which could negatively impact its earnings; and severe weather events or natural disasters, including increasing severity or frequency of such events due to climate change or otherwise, or other catastrophic events, including public health crises, such as pandemics and epidemics, may disrupt the Company’s business and have an unfavorable impact on homesale activity.
Other factors not identified above, including those described under the headings “Forward-Looking Statements,” “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Legal Proceedings” in the Company’s Annual Report on Form 10-K for the period ended December 31, 2020 or in its Quarterly Reports on Form 10-Q for the periods ended March 31, 2021, June 30, 2021 and September 30, 2021, as the case may be, each filed with the SEC, may also cause actual results to differ materially from those described in the Company’s forward-looking statements. Most of these factors are difficult to anticipate and are generally beyond the Company’s control. You should consider these factors in connection with any forward-looking statements that may be made in this Form 8-K. Should one or more of these risks or uncertainties materialize, or should any of these assumptions prove incorrect, the Company’s actual results may vary in material respects from those projected in these forward-looking statements. Any forward-looking statement made by the Company in this Form 8-K speaks only as of the date on which the Company make it. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertake no obligation to update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.
Non-GAAP Financial Measures
Operating EBITDA is defined by us as net income (loss) before depreciation and amortization, interest expense, net (other than relocation services interest for securitization assets and securitization obligations), income taxes, and other items that are not core to the operating activities of the Company such as restructuring charges, former parent legacy items, gains or losses on the early extinguishment of debt, impairments, gains or losses on discontinued operations and gains or losses on the sale of investments or other assets. Operating EBITDA is the Company's primary non-GAAP measure.
The Company presents Operating EBITDA because the Company believes it is useful as a supplemental measure in evaluating the performance of the Company's operating businesses and provides greater transparency into its results of operations. The Company's management, including its chief operating decision maker, uses Operating EBITDA as a factor in evaluating the performance of its business. Operating EBITDA should not be considered in isolation or as a substitute for net income or other statement of operations data prepared in accordance with GAAP.

The Company believes Operating EBITDA facilitates company-to-company operating performance comparisons by backing out potential differences caused by variations in capital structures (affecting net interest expense), taxation, the age and book depreciation of facilities (affecting relative depreciation expense) and the amortization of intangibles, as well as other items that are not core to the operating activities of the Company such as restructuring charges, gains or losses on the early extinguishment of debt, former parent legacy items, impairments, gains or losses on discontinued operations and gains or losses on the sale of investments or other assets, which may vary for different companies for reasons unrelated to operating performance. The Company further believes that Operating EBITDA is frequently used by securities analysts, investors and other interested parties in their evaluation of companies, many of which present an Operating EBITDA measure when reporting their results.
Operating EBITDA has limitations as an analytical tool, and you should not consider Operating EBITDA either in isolation or as a substitute for analyzing the Company's results as reported under GAAP. Some of these limitations are:
•this measure does not reflect changes in, or cash required for, its working capital needs;
•this measure does not reflect its interest expense (except for interest related to its securitization obligations), or the cash requirements necessary to service interest or principal payments on its debt;
•this measure does not reflect its income tax expense or the cash requirements to pay its taxes;
•this measure does not reflect historical cash expenditures or future requirements for capital expenditures or contractual commitments;
•although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often require replacement in the future, and this measure does not reflect any cash requirements for such replacements; and
•other companies may calculate this measure differently so they may not be comparable.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY HOLDINGS CORP.

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: January 5, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY GROUP LLC

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: January 5, 2022